Inventory	9 Months Ended
Mar. 31, 2023
Inventories [Abstract]
Inventory	Inventory

Accounting Policy

The Company defines inventory as all cannabis products after the point of harvest (“Cannabis Inventory”), hemp products, purchased finished goods for resale, consumable supplies and accessories. Cannabis Inventory includes harvested cannabis, trim, cannabis oils, capsules, edibles and vaporizers.

Inventories of harvested cannabis are transferred from biological assets at fair value less costs to sell at the point of harvest, which becomes the deemed cost. By-products, such as trim, are measured at their net-realizable-value (“NRV”) at point of harvest which is deducted from the total deemed cost to give a net cost for the primary product. Any subsequent post-harvest costs are capitalized to Cannabis Inventory to the extent that the cost is less than NRV. NRV for work-in-process (“WIP”) and finished Cannabis Inventory is determined by deducting estimated remaining conversion/completion costs and selling costs from the estimated sale price achievable in the ordinary course of business. Conversion and selling costs are determined using average cost. In the period that Cannabis Inventory is sold, the fair value portion of the deemed cost is recorded within changes in fair value of inventory sold line, and the cost of such Cannabis Inventory, including direct and indirect costs, are recorded within the cost of sales line on the statement of comprehensive loss.

Products for resale, consumable supplies and accessories are initially recognized at cost and subsequently valued at the lower of cost and NRV. The Company reviews these types of inventory for obsolescence, redundancy and slow turnover to ensure that they are written-down and reflected at NRV.

The Company uses judgment in determining the NRV of inventory. When assessing NRV, the Company considers the impact of the average selling price per gram, inventory spoilage, inventory excess, age and damage.

The following is a breakdown of inventory:

	March 31, 2023			June 30, 2022
	Capitalized cost	Fair value adjustment	Carrying value	Capitalized cost	Fair value adjustment	Carrying value
	$	$	$	$	$	$
Harvested cannabis
Work-in-process	30,936	14,756	45,692	40,285	27,297	67,582
Finished goods	13,518	1,777	15,295	9,151	2,444	11,595
	44,454	16,533	60,987	49,436	29,741	79,177
Extracted cannabis
Work-in-process	11,566	2,753	14,319	13,577	2,348	15,925
Finished goods	8,786	561	9,347	8,257	650	8,907
	20,352	3,314	23,666	21,834	2,998	24,832

Supplies and consumables	19,923	—	19,923	10,817	—	10,817

Merchandise and accessories	1,556	—	1,556	1,272	—	1,272

Ending balance	86,285	19,847	106,132	83,359	32,739	116,098
During the nine months ended March 31, 2023, inventory expensed to cost of goods sold was $190.2 million (year ended June 30, 2022 - $318.4 million), which included $54.0 million (year ended June 30, 2022 - $105.9 million) of non-cash expense related to the changes in fair value of inventory sold.During the nine months ended March 31, 2023, the Company recognized $93.4 million, in inventory impairment losses (year ended June 30, 2022 - $137.1 million) consisting of $47.8 million (year ended June 30, 2022 - $71.9 million) recognized in changes in fair value of inventory sold and $45.7 million (year ended June 30, 2022 - $65.1 million) recognized in cost of sales in the consolidated statements of comprehensive loss.